Exhibit 99.1

Bolt Threads to Become a Public Company, Growing its Pioneering
Biomaterials Platform Through Business Combination
With Golden Arrow Merger Corp.

Bolt Threads has entered into a definitive business combination agreement with Golden Arrow
Merger Corp. (Nasdaq: GAMC) that values Bolt Threads at $250M

Concurrent financing transactions expected to provide at least $35M of gross proceeds to the company, including fully committed common stock PIPE of up to $28M at $10.00 per share anchored by Bolt Threads’ existing investors – including Baillie Gifford, Temasek, Top Tier,
Founders Fund, Formation 8, Foundation Capital, and Golden Arrow Sponsor, LLC

Transaction expected to enable high-volume distribution and adoption of Bolt Threads’
biomaterials in consumer goods, starting with beauty and personal care

Berkeley, Calif. (October 4, 2023) – Bolt Threads, Inc. (“Bolt Threads”), a pioneer in sustainable biomaterials for consumer products, announced a definitive agreement for a business combination with Golden Arrow Merger Corp (Nasdaq: GAMC) (“Golden Arrow”) that would result in Bolt Threads becoming a public company. Upon closing of the transaction, the combined company will be named “Bolt Projects Holdings, Inc.” and is expected to remain listed on Nasdaq under a new ticker symbol “BSLK”. Bolt Threads Founder and CEO Dan Widmaier will lead the combined company.

Company Overview

Bolt Threads is a mission-driven biomaterials platform created to enable a better future for people and the planet. It applies biotechnology to innovate new solutions and products to help transform consumer goods. With 13 years of research, testing, and developing innovative materials inspired by natural biodiversity, Bolt Threads aims to replace the status quo of ingredients and processes found in the manufacturing of high-volume consumer goods with sustainable alternatives from nature. Bolt Threads’ intellectual property portfolio is anchored by 49 granted patents and 171 pending patent applications.

Bolt Threads’ lead product, b-silk™, is a fully biodegradable, non-toxic, and versatile ingredient for the beauty and personal care industry that benefits consumers, formulators, and the environment. It has been in the market since 2020 and is in products found in Sephora stores throughout the U.S.

The beauty industry relies on silicone elastomers in a vast array of formulations, a synthetic ingredient that leaves biopersistent polymers, including microplastics in the water system and is coming under increased consumer and regulatory pressure. Until Bolt Threads introduced b-silk, there have been few suitable alternatives to date. The proprietary polypeptide in b-silk replaces silicone elastomers in a broad range of formulations while offering added active benefits to skin, hair, and color cosmetics. B-silk’s novel protein polymer is inspired by the same proteins found in spider webs and is biobased and biodegradable.

Bolt Threads Investment Highlights

●	Up to $4.0B silicone elastomer market within the $20B silicone-based ingredients and the $371B global beauty & personal care markets
●	Differentiated patent-protected product, offering a highly compelling value proposition
●	A deep bench of branded customer relationships, enabling rapid product iteration and commercialization
●	Potential for an attractive financial profile through scale and innovation
●	Numerous growth opportunities for new molecules and materials from nature to meet customer and consumer needs
●	An experienced and multi-faceted leadership team

“Our mission remains steadfast to develop and provide better solutions for a way better world, and we believe that going public will allow us to grow our biomaterials platform and bring b-silk, among other products, to commercialization faster. Bringing low impact innovative materials to market is increasingly difficult and desperately needed,” said Dan Widmaier, Bolt Threads co-founder and chief executive officer. “This is a transformative partnership and deal with Golden Arrow and its sponsor, which incorporates four firms with several decades of experience in capital markets and investing in public and private companies, who are also investing up to $10M, consisting of up to $8M in our PIPE transaction and $2M in an interim bridge financing.”

“We were impressed by Bolt Threads’ proprietary technologies and processes that are on the cusp of enabling the company to become a leading platform for sustainable materials development,” said Jacob W. Doft, Chairman of the Board at Golden Arrow. “We see a significant investment opportunity in the innovation and commercialization of biomaterials in industries ripe for disruption. We believe Bolt Threads, with its strong brand and reputation with customers, is well positioned to execute on its high growth strategy with market-ready products that will overhaul industries beginning with beauty and personal care.”

Transaction Overview

Golden Arrow has agreed to combine with Bolt Threads based on a $346.1M pro forma enterprise valuation.

The transaction is expected to deliver at least $35M of gross proceeds to the company, consisting of an interim bridge financing of up to $6.8M, $5.5 million of which was funded in connection with the signing of the business combination agreement and a fully committed common stock PIPE of up to $28.7M that will fund at the consummation of the business combination. The financing is anchored by existing Bolt Threads’ stockholders that include Baillie Gifford, Temasek, Top Tier, Founders Fund, Formation 8, and Foundation Capital, and a total investment of up to $10M from the Golden Arrow sponsor (subject to reduction to the extent certain existing Golden Arrow public stockholders elect not to redeem in connection with the transaction). Additionally, Golden Arrow’s trust account of $21.5M may deliver additional proceeds to the company at closing of the business combination transaction.

The transaction has been unanimously approved by the boards of directors of each of Golden Arrow and Bolt Threads and is subject to approval by each party’s respective stockholders and other customary closing conditions. The transaction is expected to close in the first quarter of 2024.

Upon completion of the transaction, the combined company is expected to trade on Nasdaq under the name “Bolt Projects Holdings, Inc.”

Additional information about the proposed transaction, including a copy of the Business Combination Agreement and an investor presentation, will be provided in one or more current reports on Form 8-K to be filed by Golden Arrow with the United States Securities and Exchange Commission (the "SEC") and available at www.sec.gov.

Advisors

BTIG, LLC is acting as financial advisor and Latham & Watkins LLP is acting as legal advisor to Bolt Threads. Greenberg Traurig, LLP is acting as legal advisor to Golden Arrow. Ellenoff Grossman & Schole LLP is acting as legal advisor to BTIG, LLC.

About Bolt Threads

Bolt Threads is founded by scientists and engineers, and dedicated to pioneering way better materials for a way better world. The company focuses on developing efficacious and sustainable solutions tailored for the consumer goods segment. “Inspired by nature, made by humans” is the Bolt Threads model, revolving around creating and scaling materials that steer us towards a more sustainable future. A remarkable example is b-silk, a biobased and biodegradable substitute for silicone elastomers. This material not only offers valuable benefits to consumers and formulators but also positively impacts the environment. Bolt Threads is based in Berkeley, Calif., in the U.S., and has previously been recognized by Fast Company’s Most Innovative Companies.

About Golden Arrow Merger Corp.

Golden Arrow Merger Corp. is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

Additional Information and Where to Find It

In connection with the proposed business combination (the "proposed transaction"), Golden Arrow intends to file with the SEC a Registration Statement on Form S-4 (as amended, the "Registration Statement"), which will include a preliminary proxy statement/prospectus of Golden Arrow in connection with the proposed transaction and related matters. After the Registration Statement is declared effective, Golden Arrow will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This communication does not contain any information that should be considered by Golden Arrow’s stockholders concerning the transaction and is not intended to constitute the basis of any voting or investment decision in respect of the transaction or the securities of Golden Arrow. Golden Arrow's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and definitive proxy statement/prospectus in connection with Golden Arrow's solicitation of proxies for its stockholders' meeting to be held to approve the proposed transaction and related matters because the proxy statement/prospectus will contain important information about Golden Arrow and Bolt Threads and the proposed transaction.

The definitive proxy statement/prospectus will be mailed to stockholders of Golden Arrow as of a record date to be established for voting on proposed transaction and related matters. Stockholders may obtain copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Golden Arrow, when available, without charge, at the SEC's website at www.sec.gov or by directing a request to: Golden Arrow Merger Corp., at https://www.goldenarrowspac.com or a written request to: Golden Arrow Merger Corp., 10 E. 53rd Street, 13th Floor, New York, NY 10022, Attention: Investor Relations.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction, neither is it intended to nor does it constitute an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Participants in the Solicitation

Golden Arrow, Bolt Threads, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Golden Arrow’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Golden Arrow is set forth in Golden Arrow’s Annual Report on Form 10-K filed with the SEC on March 31, 2023. Additional information regarding the participants in the proxy solicitation and the interests of those persons may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. When available, you may obtain free copies of these documents as described above.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Golden Arrow and Bolt Threads. All statements other than statements of historical facts contained in this communication, including statements regarding Bolt Threads’ or the combined company’s future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements include, without limitation, Bolt Threads’ or Golden Arrow’s expectations concerning the outlook for their or the combined company’s business, productivity, plans, and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets, and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the combined company. Forward-looking statements also include statements regarding the expected benefits of the proposed transaction between Bolt Threads and Golden Arrow.

Forward-looking statements involve a number of risks, uncertainties, and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of definitive agreements with respect to the business combination; (ii) the outcome of any legal proceedings that may be instituted against Golden Arrow, Bolt Threads, the combined company, or others following the announcement of the business combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Golden Arrow; (iv) the inability of Bolt Threads to satisfy other conditions to closing; (v) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (vi) the ability to meet stock exchange listing standards following the consummation of the business combination; (vii) the risk that the business combination disrupts current plans and operations of Bolt Threads as a result of the announcement and consummation of the business combination; (viii) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, and the costs related to the business combination; (ix) changes in applicable laws or regulations; (x) the possibility that Bolt Threads or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xi) Bolt Threads’ estimates of expenses and profitability; (xii) the evolution of the markets in which Bolt Threads competes; (xii) the ability of Bolt Threads to implement its strategic initiatives and continue to innovate its existing products; (xiii) the ability of Bolt Threads to defend its intellectual property; (xiv) the ability of Bolt Threads to satisfy regulatory requirements; (xv) the risk that the combined company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvi) the risk that the combined company experiences difficulties in managing its growth and expanding operations; (xvii) actual or potential conflicts of interest of Golden Arrow’s management with its public stockholders; (xviii) the risk that the Business Combination may not be completed by Golden Arrow's initial business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Golden Arrow; and (xix) other risks and uncertainties set forth in the documents filed or to be filed with the SEC by Golden Arrow.

Bolt Threads and Golden Arrow caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date they are made. Neither Bolt Threads nor Golden Arrow undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs, except as otherwise required by law. In the event that any forward-looking statement is updated, no inference should be made that Bolt Threads or Golden Arrow will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed transaction, in Golden Arrow’s public filings with the SEC or, upon and following the consummation of the proposed transaction, in Bolt Threads’ public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to consult.

Contacts

For Golden Arrow Media Inquiries:

valerie@arexcapital.com

Valerie Toomey: (646) 679-4000

For Bolt Threads Media Inquiries:

BoltThreads@allisonworldwide.com

Katy Mendes: (415) 917-7287